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                                                                    EXHIBIT 10.7

                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT is made and entered into as of the August 2, 1999, by and between SKYNET HOLDINGS, INC., a Delaware corporation (hereinafter referred to as "Employer"), and BYRON HOGUE, a resident of Tennessee (hereinafter referred to as "Employee").

                              W I T N E S S E T H
                              -------------------

     WHEREAS, Employer and Employee are parties to a certain Employment Agreement dated as of June 1, 1999 (the "Employment Agreement"); and

     WHEREAS, Employer and Employee now wish to amend the Employment Agreement on the terms set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises of the parties, and other valuable consideration, the parties agree as follows:

     1.   Duties.
          ------

          The first sentence of Paragraph 2 of the Employment shall be deleted in its entirety and replaced with the following sentence:

          "During the term of employment, Employee shall be employed as Chairman and Chief Executive Officer and shall in that capacity undertake whatever tasks as shall in good faith be assigned to him by the Employer's Board of Directors."

     2.   Miscellaneous.
          -------------

          (a) Other than as set forth above, all other terms and conditions of the Employment Agreement shall remain in full force and effect.

          (b) This Amendment may be executed in counterpart and the counterpart, taken together, shall constitute the entire Amendment. The Amendment may be executed and delivered by facsimile, and the facsimile signatures may be deemed original signatures for all purposes, including for purposes of the Best Evidence Rule and all other rules and doctrines of similar effect.

     IN WITNESS WHEREOF the parties hereto have duly executed this Agreement the day and year first above written.

                                      EMPLOYER:

                                      SKYNET HOLDINGS, INC.


                                      By:  /s/ VJEKOSLAV NIZIC
                                         ---------------------------------------
                                         Vjekoslav Nizic
                                         President and Chief Operating Officer

                                      EMPLOYEE:


                                      /s/ BYRON HOGUE
                                      ------------------------------------------
                                      Byron Hogue